Exhibit 99.2

Exhibit 99.2

THIRD QUARTER 2014

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information 1

Reconciliation of Net Income to Funds from Operations. 2

Investment and Revenue by Asset Type, Operator, Country and State 3

Lease Maturity Schedule 4

Debt Summary 5

Consolidated Statements of Income 6

Consolidated Balance Sheets 7

Acquisitions and Summary of Development Projects 8

Detail of Other Assets .9

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director—Capital Markets at (205) 397-8897 Tim Berryman, Director—Investor Relations at (205) 397-8589

United Kingdom

Germany

Company Information

Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer R. Steven Hamner, Executive Vice President and Chief Financial Officer Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Frank R. Williams, Senior Vice President, Senior Managing Director—Acquisitions

Investor Relations: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Tim Berryman (205) 397-8589 tberryman@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES
Reconciliation of Net Income to Funds From Operations
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2014	September 30, 2013 (A)	September 30, 2014	September 30, 2013 (A)
FFO information:				
Net income attributable to MPT common stockholders	$ 28,536,732	$ 25,648,052	$ 35,575,008	$ 79,152,370
Participating securities' share in earnings	(179,303)	(166,066)	(583,796)	(538,391)
Net income, less participating securities' share in earnings	$ 28,357,429	$ 25,481,986	$ 34,991,212	$ 78,613,979
Depreciation and amortization:				
Continuing operations	13,353,867	8,714,295	39,485,246	25,826,388
Discontinued operations	-	74,753	-	327,454
Real estate impairment charges	-	-	5,974,400	-
Gain on sale of real estate	-	-	-	(2,054,229)
Funds from operations	$ 41,711,296	$ 34,271,034	$ 80,450,858	$ 102,713,592
Write-off straight line rent	-	-	950,338	-
Debt refinancing costs	-	-	290,635	-
Loan and other impairment charges	-	-	44,153,495	-
Acquisition costs	4,886,470	4,178,765	7,933,270	6,457,217
Normalized funds from operations	$ 46,597,766	$ 38,449,799	$ 133,778,596	$ 109,170,809
Share-based compensation	2,059,493	1,815,195	6,178,479	6,019,100
Debt costs amortization	1,247,104	871,974	3,440,386	2,624,123
Additional rent received in advance (B)	(300,000)	(300,000)	(900,000)	(900,000)
Straight-line rent revenue and other	(6,978,960)	(4,461,141)	(16,512,352)	(12,365,795)
Adjusted funds from operations	**$ 42,625,403**	**$ 36,375,827**	**$ 125,985,109**	**$ 104,548,237**
Per diluted share data:				
Net income, less participating securities' share in earnings	$ 0.16	$ 0.16	$ 0.21	$ 0.53
Depreciation and amortization:				
Continuing operations	0.08	0.06	0.22	0.17
Discontinued operations	-	-	-	-
Real estate impairment charges	-	-	0.04	-
Gain on sale of real estate	-	-	-	(0.01)
Funds from operations	$ 0.24	$ 0.22	$ 0.47	$ 0.69
Write-off straight line rent	-	-	0.01	-
Debt refinancing costs	-	-	-	-
Loan and other impairment charges	-	-	0.26	-
Acquisition costs	0.03	0.03	0.05	0.04
Normalized funds from operations	**$ 0.27**	**$ 0.25**	**$ 0.79**	**$ 0.73**
Share-based compensation	0.01	0.01	0.04	0.04
Debt costs amortization	0.01	-	0.02	0.02
Additional rent received in advance (B)	-	-	(0.01)	(0.01)
Straight-line rent revenue and other	(0.04)	(0.03)	(0.10)	(0.08)
Adjusted funds from operations	**$ 0.25**	**$ 0.23**	**$ 0.74**	**$ 0.70**

(A) Financials have been restated to reclass the operating results of certain properties sold after the 2013 third quarter to discontinued operations.

(B) Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO,which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR, COUNTRY AND STATE

Investments and Revenue by Asset Type - As of September 30, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals A	$ 1,866,135,611	55.5%	$ 136,391,515	59.2%
Rehabilitation Hospitals	691,339,327	20.6%	52,244,921	22.7%
Long-Term Acute Care Hospitals	456,980,768	13.6%	40,543,792	17.6%
Wellness Centers	15,624,817	0.5%	1,246,012	0.5%
Other assets	330,342,133	9.8%	-	-
Total gross assets	3,360,422,656	100.0%		
Accumulated depreciation and amortization	(191,282,358)			
Total	**$ 3,169,140,298**		**$ 230,426,240**	**100.0%**

Investments and Revenue by Operator - As of September 30, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$ 712,519,281	21.2%	$ 63,946,542	27.8%
Ernest Health, Inc.	484,263,842	14.4%	43,026,491	18.7%
IASIS Healthcare	347,611,962	10.3%	20,513,308	8.9%
RHM	221,042,501	6.6%	16,235,914	7.0%
IJKG/HUMC	123,893,398	3.7%	11,792,185	5.1%
22 operators	1,140,749,539	34.0%	74,911,800	32.5%
Other assets	330,342,133	9.8%	-	-
Total gross assets	3,360,422,656	100.0%		
Accumulated depreciation and amortization	(191,282,358)			
Total	**$ 3,169,140,298**		**$ 230,426,240**	**100.0%**

Investment and Revenue by Country and State - As of September 30, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
United States				
Texas	$ 713,217,061	21.2%	$ 53,925,695	23.4%
California	545,920,759	16.2%	49,076,887	21.3%
New Jersey	238,893,398	7.1%	11,792,185	5.1%
Arizona	200,844,185	6.0%	6,712,896	2.9%
Louisiana	133,735,479	4.0%	16,198,609	7.0%
22 other states	930,625,415	27.7%	75,292,322	32.7%
Other assets	330,342,133	9.8%	-	-
United States Total	3,093,578,430	92.0%	212,998,594	92.4%
International				
U.K.	45,801,725	1.4%	1,191,732	0.6%
Germany	221,042,501	6.6%	16,235,914	7.0%
International Total	266,844,226	8.0%	17,427,646	7.6%
Total gross assets	3,360,422,656	100.0%		
Accumulated depreciation and amortization	(191,282,358)			
Total	**$ 3,169,140,298**		**$ 230,426,240**	**100.0%**

A Includes three medical office buildings.

3

LEASE MATURITY SCHEDULE - AS OF SEPTEMBER 30, 2014

Total portfolio [(1)]	Total leases		Base rent [(2)]	Percent of total base rent
2014	-	$	-	0.0%
2015	2		4,155,412	1.7%
2016	1		2,250,000	0.9%
2017	-		-	0.0%
2018	1		2,019,936	0.8%
2019	8		6,547,245	2.8%
2020	1		1,060,512	0.4%
2021	4		15,522,785	6.4%
2022	12		39,298,052	16.1%
2023	4		12,029,276	4.9%
2024	1		2,478,388	1.0%
2025	3		7,499,572	3.1%
Thereafter	74		150,957,510	61.9%
	111	$	243,818,688	100.0%

(1) Excludes 4 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2) Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF SEPTEMBER 30, 2014

Instrument	Rate Type	Rate	Balance	2014	2015	2016	2017	2018	Thereafter
2018 Credit Facility Revolver	Variable	- (1)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2019 Term Loan	Variable	2.11%	125,000,000	-	-	-	-	-	125,000,000
2016 Unsecured Notes	Fixed	5.59% (2)	125,000,000	-	-	125,000,000	-	-	-
5.75% Notes Due 2020 (Euro)	Fixed	5.75% (3)	252,620,000	-	-	-	-	-	252,620,000
6.875% Notes Due 2021	Fixed	6.88%	450,000,000	-	-	-	-	-	450,000,000
6.375% Notes Due 2022	Fixed	6.38%	350,000,000	-	-	-	-	-	350,000,000
5.5% Notes Due 2024	Fixed	5.50%	300,000,000	-	-	-	-	-	300,000,000
Northland - Mortgage Capital Term Loan	Fixed	6.20%	13,751,102	68,523	282,701	298,582	320,312	12,780,984	-
			$ 1,616,371,102	$ 68,523	$ 282,701	$ 125,298,582	$ 320,312	$ 12,780,984	$ 1,477,620,000
	Debt Premium		$ 2,609,904						
			$ 1,618,981,006						

(1) At September 30, 2014, this represents a $775 million unsecured revolving credit facility with spreads over LIBOR ranging from 1.70% to 2.25%. The revolver increased to $1.025 billion on October 17, 2014.

(2) Represents the weighted-average rate for four tranches of the Notes at September 30, 2014 factoring in interest rate swaps in effect at that time.
The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

(3) Represents 200,000,000 of bonds issued in EUR and converted to USD at September 30, 2014.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income
(Unaudited)

		For the Three Months Ended				For the Nine Months Ended		
		September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
				(A)				(A)
Revenues								
Rent billed	$	48,063,143	$	31,544,164	$	136,952,379	$	94,071,842
Straight-line rent		5,281,948		2,883,799		10,648,500		8,351,946
Income from direct financing leases		12,308,092		11,297,974		36,786,857		29,284,432
Interest and fee income		15,123,935		14,380,554		46,038,504		43,135,858
Total revenues		80,777,118		60,106,491		230,426,240		174,844,078
Expenses								
Real estate depreciation and amortization		13,353,867		8,714,295		39,485,246		25,826,388
Impairment charges		-		-		50,127,895		-
Property-related		700,335		458,231		1,400,734		1,520,235
Acquisition expenses		4,886,470		4,178,765		7,933,270		6,457,217
General and administrative		8,671,715		6,285,196		25,836,390		21,161,682
Total operating expenses		27,612,387		19,636,487		124,783,535		54,965,522
Operating income		53,164,731		40,470,004		105,642,705		119,878,556
Interest and other income (expense)		(24,252,698)		(14,984,097)		(69,642,313)		(43,629,496)
Income tax expense		(248,851)		(94,409)		(231,962)		(261,489)
Income from continuing operations		28,663,182		25,391,498		35,768,430		75,987,571
Income (loss) from discontinued operations		-		311,556		(1,500)		3,330,016
Net income		28,663,182		25,703,054		35,766,930		79,317,587
Net income (loss) attributable to non-controlling interests		(126,450)		(55,002)		(191,922)		(165,217)
Net income attributable to MPT common stockholders	**$**	**28,536,732**	**$**	**25,648,052**	**$**	**35,575,008**	**$**	**79,152,370**
Earnings per common share - basic:								
Income from continuing operations	$	0.16	$	0.16	$	0.21	$	0.51
Income from discontinued operations		-		-		-		0.02
Net income attributable to MPT common stockholders	$	0.16	$	0.16	$	0.21	$	0.53
Earnings per common share - diluted:								
Income from continuing operations	$	0.16	$	0.16	$	0.21	$	0.51
Income from discontinued operations		-		-		-		0.02
Net income attributable to MPT common stockholders	$	0.16	$	0.16	$	0.21	$	0.53
Dividends declared per common share	$	0.21	$	0.20	$	0.63	$	0.60
Weighted average shares outstanding - basic		171,893,007		154,757,902		169,194,878		148,204,479
Weighted average shares outstanding - diluted		172,639,224		155,968,954		169,852,264		149,517,040

(A) Financials have been restated to reclass the operating results of certain properties sold after the 2013 third quarter to discontinued operations.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

September 30, 2014 December 31, 2013

Assets(Unaudited)(A)

Real estate assets

Land, buildings and improvements, and intangible lease assets $ 2,057,466,045 $ 1,823,683,129

Construction in progress and other 3,716,682 41,771,499

Net investment in direct financing leases 436,385,781 431,024,228

Mortgage loans 385,093,819 388,756,469

Gross investment in real estate assets 2,882,662,327 2,685,235,325

Accumulated depreciation and amortization(191,282,358)(159,776,091)

Net investment in real estate assets 2,691,379,969 2,525,459,234

Cash and cash equivalents 132,811,984 45,979,648

Interest and rent receivable 50,239,677 58,565,294

Straight-line rent receivable 56,402,851 45,828,685

Other assets 238,305,817 228,862,582

Total Assets $ 3,169,140,298 $ 2,904,695,443

Liabilities and Equity

Liabilities

Debt, net $ 1,618,981,006 $ 1,421,680,749

Accounts payable and accrued expenses 85,426,139 94,289,615

Deferred revenue 30,830,430 24,114,374

Lease deposits and other obligations to tenants 26,797,144 20,402,058

Total liabilities 1,762,034,719 1,560,486,796

Equity

Preferred stock, $0.001 par value. Authorized 10,000,000

shares; no shares outstanding —

Common stock, $0.001 par value. Authorized 250,000,000 shares;

issued and outstanding—171,625,865 shares at September 30, 2014 and 161,309,725 shares at December 31, 2013 171,626 161,310

Additional paid in capital 1,752,885,129 1,618,054,133

Distributions in excess of net income(337,816,524)(264,803,804)

Accumulated other comprehensive income (loss)(7,872,309)(8,940,649)

Treasury shares, at cost(262,343)(262,343)

Total Equity 1,407,105,579 1,344,208,647

Total Liabilities and Equity $ 3,169,140,298 $ 2,904,695,443

(A) Financials have been derived from the prior year audited financials and include certain minor reclasses to be consistent with the 2014 presentation.

ACQUISITIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Legacy Health Partners	Montclair, NJ	Acute Care Hospital	Acquisition	$ 115,000,000
Circle Holdings	Bath, U.K.	Acute Care Hospital	Acquisition	49,900,000
Ernest Health, Inc.	Laredo, TX	Inpatient Rehabilitation Hospital	Development	5,250,000
Adeptus Health	Various	Acute Care Hospital	Development	150,000,000
UAB Medical West	Hoover, AL	Acute Care Hospital & MOB	Development	8,653,000
Alecto	Fairmont, WV	Acute Care Hospital	Acquisition	25,000,000
Total Investments / Commitments				**$ 353,803,000**

SUMMARY OF DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2014

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 9/30/14	Percent Leased	Estimated Completion Date
First Choice ER - Commerce City	Denver, CO	Acute Care Hospital	Adeptus Health	$ 5,371,550	$ 1,924,379	100%	4Q 2014
UAB Medical West	Hoover, AL	Acute Care Hospital & MOB	Medical West, an affiliate of UAB	8,653,000	257,434	100%	2Q 2015
First Choice ER - Summerwood	Houston, TX	Acute Care Hospital	Adeptus Health	6,015,000	1,534,869	100%	2Q 2015
				$ 20,039,550	**$ 3,716,682**		

8

DETAIL OF OTHER ASSETS AS OF SEPTEMBER 30, 2014

Operator Investment

Annual Interest Rate

YTD Ridea Income (3)

Security / Credit Enhancements

Non-Operating Loans

Vibra Healthcare acquisition loan (1) $ 10,577,501 10.25% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Vibra Healthcare working capital 5,232,500 9.50% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Post Acute Medical working capital 7,593,288 11.10% Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate

Alecto working capital 8,000,000 11.00% Secured and cross-defaulted with real estate and guaranteed by Parent

IKJG/HUMC working capital 12,541,567 10.40% Secured and cross-defaulted with real estate and guaranteed by Parent

Ernest Health 4,250,000 9.38% Secured and cross-defaulted with real estate and guaranteed by Parent

Other 2,671,508

50,866,364

Operating Loans

Ernest Health, Inc. (2) 93,200,000 15.00% 11,631,667 Secured and cross-defaulted with real estate and guaranteed by Parent

IKJG/HUMC convertible loan 3,351,832 426,752 Secured and cross-defaulted with real estate and guaranteed by Parent

96,551,832 12,058,419

Equity investments 14,227,042 2,058,565

Deferred debt financing costs 34,335,643 Not applicable

Lease and cash collateral 3,995,004 Not applicable

Other assets (4) 38,329,932 Not applicable

Total $ 238,305,817 $ 14,116,984

(1) Original amortizing acquistion loan was $41 million; loan matures in 2019

(2) Cash rate is 10% effective March 1, 2014.

(3) Income earned on operating loans is reflected in the interest income line of the income statement.

(4) Includes prepaid expenses, office property and equipment and other.

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com

Contact:

Charles Lambert, Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com or Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com

InvestIng In the future of healthcare.